Statement of Additional Information Supplement November 22, 2019

For the following funds with statements of additional information dated July 1, 2019 – September 1, 2019 (as supplemented to date):

Capital Group Emerging Markets Total Opportunities Fund®
Emerging Markets Growth Fund, Inc.SM

1. The fourth paragraph in the “Price of shares” section of Capital Group Emerging Markets Total Opportunities Fund statement of additional information is amended to read as follows:

Prices listed do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. For days on which the New York Stock Exchange publishes in advance that it will close early (e.g., the day before July 4th, the day after Thanksgiving and Christmas Eve), orders received after the planned early close will be entered at the calculated offering price on the following business day. However, if the New York Stock Exchange makes an unscheduled close prior to 4 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time on that business day. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

2. The fourth paragraph in the “Price of shares” section of Emerging Markets Growth Fund statement of additional information is amended to read as follows:

Prices listed do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. For days on which the New York Stock Exchange publishes in advance that it will close early (e.g., the day before July 4th, the day after Thanksgiving and Christmas Eve), orders received after the planned early close will be entered at the calculated offering price on the following business day. However, if the New York Stock Exchange makes an unscheduled close prior to 4 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time on that business day. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-365-1119O CGD/10149-S75721